UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2018

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA	22,310
(Address of Principal Executive Offices)	(Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

VSE CORPORATION

Item 5.02	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On April 30, 2018, the Company announced that Calvin S. Koonce was elected Chairman of the Board prior to the Meeting of Annual Stockholders following the passing of our Chairman, Clifford M. Kendall, in March. Mr. Koonce has been a Board member for 26 years.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of VSE Corporation (the "Company") was held on April 30, 2018. At the annual meeting, the holders of 7,929,345 shares of the Company's common stock, which represents approximately 72.87% of the 10,881,106 outstanding shares entitled to vote as of the record date of March 19, 2018, were represented in person or by proxy. The three proposals voted on by the stockholders are described in more detail in the Company's definitive proxy statement dated April 3, 2018 and filed with the Securities and Exchange Commission on April 2, 2018.

Set forth below are the final voting results on the four proposals that were voted on by the stockholders at the annual meeting.

Proposal 1 - Election of Directors

With respect to the vote on the election of nine directors, each for a term of one year, to expire at the Company's 2018 annual meeting of stockholders, the "for" votes received by each director represented a minimum of approximately 95.6% of the total number of shares that were either voted at the meeting or for which the authority to vote for the proposed nominee was withheld. The final voting results were as follows:

Director	Votes Cast For	Votes Withheld
Ralph E. Eberhart	7,797,169	132,176
Mark E. Ferguson III	7,816,129	113,216
Maurice A. Gauthier	7,833,910	95,435
Calvin S. Koonce	7,765,468	163,877
James F. Lafond	7,576,592	352,753
John E. Potter	7,833,784	95,561
Jack C. Stultz	7,761,878	167,467
Bonnie K. Wachtel	7,759,284	170,061

Proposal 2 - Approval of the Company's Executive Officer Incentive Compensation Plan.

With respect to the vote to approve the Company's Executive Officer Incentive Compensation Plan, the "for" votes received represented approximately 98.6% of the shares present at the meeting, in person or by proxy, and entitled to vote. The final voting results were as follows:

For	Against	Abstentions
7,816,808	95,192	17,345

Proposal 3 - Non-Binding Advisory Vote on the Frequency of Advisory Votes to Approve the Company's Executive Compensation.

With respect to the non-binding advisory vote on the frequency of advisory votes to approve the Company's executive compensation, the option of "one year" received 92.3% of the votes cast and is considered to be the option recommended by the stockholders. The number of votes received for the options of one, two or three years, and the number of abstentions and broker non-votes, were as follows:

Votes For 1 Year Option	Votes For 2 Year Option	Votes For 3 Year Option	Abstentions
7,316,031	17,216	562,317	33,781

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date:	May 3, 2018	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary